Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
The Company computes earnings per share (“EPS”) in accordance with ASC 260, Earnings per Share. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding. Diluted EPS is computed using the weighted average number of shares of common stock, plus the effect of potentially dilutive securities. The Company applies the treasury method to calculate the dilution impact of share-based awards —restricted stock units, performance share units, and warrants. Because the Company has reported a net loss for all periods presented, diluted net loss per share is the same as basic net loss per share as all of the potentially dilutive shares were anti-dilutive in those periods.
Computation of basic and diluted earnings per share for the years ended December 31, was as follows (in thousands, except per share amounts):

	2023	2022	2021
Net Loss	$(109,550)	$(78,938)	$(68,292)
Basic weighted-average shares outstanding	202,504	172,003	161,000
Effect of dilutive securities – Warrants	—	—	—
Effect of dilutive securities – employee stock compensation awards	—	—	—
Diluted weighted-average shares outstanding	202,504	172,003	161,000
Earnings per share(1):
Basic	$(0.54)	$(0.46)	$(0.42)
Diluted	$(0.54)	$(0.46)	$(0.42)
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(1) Earnings per share amounts are calculated discretely and, therefore, may not add up to the total due to rounding
Prior to the Business Combination date, the Company did not have any issued and outstanding common stock or any common share equivalents. Accordingly, for 2021, the net loss per share was calculated based on the 161,000,000 shares of Common Stock distributed to H-D in exchange for the membership interests of Legacy LiveWire. At the time of the Business Combination, additional shares of Common Stock were issued, which are reflected in the weighted-average shares outstanding as of December 31, 2023 and 2022.
Diluted net loss per share is computed by giving effect to all potential shares of common stock, to the extent dilutive, including unvested restricted stock units (“RSUs”), unvested performance share units (“PSUs”), and Warrants (as defined in Note 10, Warrant Liabilities). Potential shares of common stock are excluded from the computation of diluted net loss per share if their effect would have been anti-dilutive for the periods presented or if the issuance of shares is contingent upon events that did not occur by the end of the period. For the years ended December 31, 2023 and 2022, 2,617 thousand and 2,495 thousand employee stock compensation plan awards, respectively, were excluded from the computation of diluted net loss per share because the effect would have been anti-dilutive. For the years ended December 31, 2023 and 2022, 30,365 thousand and 30,500 thousand warrants, respectively, were excluded from the computation of diluted net loss per share because the effect would have been anti-dilutive. There were no anti-dilutive employee stock compensation awards or warrants for 2021. Additionally, the Company has not included the impact of the Earn-Out Shares, discussed in Note 1, Description of Business and Basis of Presentation, in the calculation of EPS as the triggering events have not occurred.